SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549





                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  April 16, 2003



                          PILGRIM'S PRIDE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                         1-9273                    75-1285071
  (State or Other Jurisdiction   (Commission                   (IRS Employer
       of Incorporation)         File Number)            Identification No.)


               110 SOUTH TEXAS STREET
                    PITTSBURG, TEXAS                   75686-0093
          (Address of Principal Executive Offices)     (ZIP Code)


      Registrant's telephone number, including area code:  (903) 855-1000






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits. The exhibit below, which is referred to in Item 9 (pursuant to Item 12) of this Form 8-K is furnished solely pursuant to Item 12 of this Form 8-K and shall not be (i) subject to Section 18 of the Act, or Sections 11 or 12 of the Securities Act of 1933, as amended, or deemed incorporated by reference into a registration statement, proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in such a filing (except as shall otherwise be expressly set forth by specific reference in such a filing), or (ii) subject to Item 10 of Regulation S-K except as specifically required under the instructions to
Item 12 of Form 8-K.

      The following exhibit is filed with this report on Form 8-K:

      EXHIBIT
      NUMBER            DESCRIPTION
      99.1              Transcript  of  Conference Call conducted by Registrant
                        on April 16, 2003

ITEM 9. REGULATION FD DISCLOSURE (PURSUANT TO "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On April 16, 2003, Pilgrim's Pride Corporation held an earnings conference call to discuss its results of operations for the second quarter of fiscal 2003. A transcript of the contents of the conference call is furnished with this Form 8-K as Exhibit 99.1.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PILGRIM'S PRIDE CORPORATION


Date: April 22, 2003                   By:  /s/ Richard A. Cogdill

                                           Richard A. Cogdill
                                           Executive Vice President,
             				   Chief Financial Officer
                                           Secretary and Treasurer







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                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION

99.1        Transcript of Conference Call conducted by Registrant on April  16,
            2003